NYSE-A: CTGO BUILDING ALASKA’S NEXT GOLD MINES Corporate Presentation August 2024

FORWARD LOOKING STATEMENT The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101 (NI 43-101). Contango Ore, Inc. (“CORE” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the U.S. Securities and Exchange Commission (“SEC”) recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE prepared an S-K 1300 Report, dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the "Manh Choh S-K 1300 Report"). CORE prepared an additional S-K 1300 Report, dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the "Lucky Shot S-K 1300 Report"). Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable. For more detail regarding the FS, please see CORE's press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Manh Choh S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6470afdaf94d2ac9f93d93e0_SIMS%20Contango%20Manh%20Choh%20Project%20S-K%201300%20TRS%20FINAL%2020230524%20(1)-compressed.pdf . The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Lucky Shot S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6487270414e64406df8280bb_Contango%20Lucky%20Shot%20Project%20S-K%201300%20TRS%202023-05-26.pdf. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. For additional details on Highgold;’s Johnson Track  Project, see NI 43-101 Technical Report titled “Updated Mineral Resource Estimate and NI 43-101 Technical Report for the Johnson Tract Project, Alaska,” dated August 25, 2022 (effective date of July 12, 2022) authored by Ray C. Brown, James N. Gray, P.Geo. and Lyn Jones, P.Eng - Technical Reports | HighGold Mining Inc.

Institutional Retail / Others Directors & Officers (Insiders) TRADING - NYSE AMERICAN: CTGO1 90-Day Avg. Daily Volume 86,000 shares per day 52-week range US$14.03 - $25.32 Market Cap $235 M *Russell 3000 Inclusion - June 26, 2023 CAPITAL STRUCTURE1 Issued & Outstanding 12.2 M Warrants   0.8 M Options 0.1 M Fully Diluted 13.1 M FINANCIAL POSITION2 Cash $24 M Debt (gross) $80 M ANALYST COVERAGE Cantor Fitzgerald Mike Kozak Cormark Securities Richard Gray Roth Capital Partners Mike Niehuser Fundamental Research Corp. Nina Rose Coderis Maxim Group Tate Sullivan Freedom Capital Dilrukh Sharipov TOP SHAREHOLDERS Hexagon Asset Management Alaska Future Fund Tocqueville Asset Management Insiders GAMCO Investors 1. Approximate amounts reported as of August 13, 2024 2. Amounts reported as of June 30, 2024 Capital Structure 4

Lucky Shot Mine 100% owned Exploring historic high-grade gold mine Permitted for mining 106,000 Oz Indicated Resource grading 14.5 g/t Au Reserves/Resources Exploration Stage Fort Knox Mill Developing Alaska’s Next Gold Mines 5 Manh Choh Mine – Mining and Stockpiling Ore Underway with Production in Q3 2024 Expected to Generate >$50 Million in FCF/Yr Alaska’s Golden Triangle Johnson Tract +1 Moz grading 9.4 g/t AuEq Orebody averages ~40 m wide Multi-deposit district potential Excellent access and local workforce

Alaska considered one of the top 10 jurisdictions in the world for mining investments1 Manh Choh Mine - One of the world’s highest grade open pit gold mines (8 g/t expected average grade) We believe the following factors significantly de-risk the Manh Choh project: Agreement in place with Tetlin Alaska Native Tribe Fully Permitted - All State and Federal permits received Proven operator for Project - Kinross Turn-key operation - major contracts in place Project financing arrangements in place ING/Macquarie Banks - US$70 M Line of Credit Fully funded to production Currently mining and stockpiling ore at the Manh Choh mine site and transporting to the Fort Knox Mill stockpile Production expected Early Q3 2024 Strong cash flow per share (CFPS) expected to start in 2024 Exploration upside 1. See Fraser Institute’s annual survey of mining companies for 2021 Investment Highlights 6

Manh Choh Update – Groundbreaking Ceremony – August 2023 Mining Operations Initiated 7

Manh Choh: On Schedule, On Budget …and Safe! Mining Ore at Manh Choh and Transporting to Fort Knox Stockpile Gold Production Planned for Early Q3 2024 Ore Transport to Fort Knox Started November 2023 Manh Choh Ore Stockpile at Fort Knox

DRILLING SCOPING STUDY PERMITTING & FEASIBILITY PRODUCTION DETAILED DESIGN PROCUREMENT CONSTRUCTION 2021 Program included resource in-fill, hydrology, geotechnical, metallurgical engineering; environment and community outreach Tetlin Tribe indicates their support for the project development plan; Continued community engagement Kinross Feasibility Study and permitting completed Wetlands Dredge and Fill (404) Permit from USACE Other permits issued by State of Alaska “Early Works” construction decision announced in July 2022 Road construction/mill modification/camp Production expected to commence Q3 2024 Image used with permission from Kinross Community Engagement Mine Site construction decision with receipt of Mine Operating Plan approved in May 2023 Exploration drilling to potentially expand the mine life Timeline to Production 9 Announced Start of Production First Gold Pour July 8, 2024 AISC: $1,116/Oz

Illustrative Economics at Select Gold Prices1 At gold spot price of $1,920/Ounce $129 M+ of annual revenue $54 M+ of annual cash flow 1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation. Manh Choh Illustrative Economics 10 Hedged 124,600 ounces of gold sold at forward prices ~ $2,025 AISC: $1,116/Oz

Manh Choh – Regional Geology Manh Choh Mine Pogo Mine Fort Knox Mine Deposit hosted in the “Yukon-Tanana Terrane (YTT)” of the “Tintina Gold Belt” East-Central YTT bounded on the north by Tintina Fault and on the south by Denali Fault. Primarily poly-metamorphic rocks with Mesozoic and Cenozoic granitic rocks. YTT Development origin suggests Devonian Volcanic arc along a continental margin of North American Craton (Aleinikoff, and others, 1981, Nikleberg, and others, 1994) Lands 100% owned Native Village of Tetlin Kinross majority owner and operator of joint venture with Contango UCM

Main MC North MC $4.7 Million Exploration Program Budgeted for 2024 Continued exploration drilling for new resources in Chief Danny area Further evaluation of 685,000 acre Manh Choh project: Follow-up regional stream sediment sampling anomalies Trenching Continued geologic mapping Follow-up on detailed geophysical survey anomalies (gravity) Manh Choh Project and Surrounding Targets Suzanne LaFrance

1 Hart, C.J.R., 2005. Mid-Cretaceous Magmatic Evolution and Intrusion-related Metallogeny of the Tintina Gold Province, Yukon and Alaska. Unpublished PhD thesis, University of Western Australia, 198 p. 1 Early-Stage Exploration Projects (100% owned) Eagle-Hona Triple Z Shamrock Amanita Golden Zone Current focus on our other DSO opportunities Lucky Shot Johnson Tract Tintina Gold Belt1: >100 Million Ounce Gold Endowment 13 Golden Zone Amanita

Coleman Adit Lucky Shot “500” Adit War Baby Adit Looking NNE Enserch Tunnel Lucky Shot Vein Historically mined +250,000 Ozs averaging 40 g/t gold from mesothermal quartz vein Contango:  +100,000 Ozs @ 15.6 g/t Au (~½ Oz/ton Au1)  +1 mile (1.6 km) strike length and open along strike and down dip See https://www.contangoore.com/press-release/contango-ore-issues-initial-s-k-1300-resource-technical-report-summary-for-the-lucky-shot-project-alaska-indicated-grades-average-15-g-t Lucky Shot Vein: Overview 14

Classification Tonnes  Au Grade (g/t) Au Ounces   Measured - - - Indicated 190,092 15.6 95,036 TOTAL 190,092 15.6 95,036 Inferred 74,265 9.9 23,642 Classification Tonnes  Au Grade Au Ounces (g/t) Measured - - - Indicated 36,871 8.9 10,584 TOTAL 36,871 8.9 10,584 Inferred 7,793 5.9 1,468 Coleman Lucky Shot War Baby Murphy Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade (“COG”). Coleman and Lucky Shot Resources Tables1 Please see S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA Link: https://www.contangoore.com/investors/overview Lucky Shot Segment of Lucky Shot Vein Coleman Segment of Lucky Shot Vein Combined Segments of Lucky Shot Vein Resources Classification Tonnes  Au Grade Au Ounces (g/t) Measured - - - Indicated 226,963 14.5 105,620 TOTAL 226,963 14.5 105,620 Inferred 82,058 9.5 25,110 Lucky Shot Vein: Oblique View – Looking West 15 Drilling in 12 to 15 holes totalling ~3,000 meters in this area from surface to expand Coleman Segment of Lucky Shot Vein

Coleman Segment of Lucky Shot Vein: Infill and Expand Resource Large multi-drill hole pad established Drill on Deck and drilling away end of August 2023 Planned 3,000 m drill program extending mineralization down plunge

Planned In-Fill Drill Program for 15-20 Meter spacing Looking Southwest Lucky Shot Vein: 300,000 to 400,000 oz Potential 17 Hangingwall Drilling Objective: Define 100,000 to 150,000 oz Indicated Resource Exploration Drill Program Objectives Coleman Drilling – 120,000 to 150,000 oz (M&I) Footwall Drilling - 100,000 to 150,000 oz (M&I) Total: ~250,000 to 300,000 oz Coleman Down-plunge Approximate Projection Looking Southwest Planned 12,000 m in-fill drill program for 15-20 meter spacing Enserch Tunnel

Contango Tenure Historic Gold Mines Historic Gold Prospects Gold Vein Outcrop Gold Vein Inferred Faults Kg - Granite Kw - Tonalite Kps - Schist Tar – Arkose MT FM Willow Creek Mining District 10 Km Palmer, AK 30 Km Willow, AK Historic High-Grade Gold Mining District Initial Discoveries 1890’s 20+ Historic Mines and Prospects Relatively “unmined” since 1942 Mesothermal, shear hosted quartz +Au veins Lucky Shot ore with visible gold

19 How to take Contango to the next level – 200,000 Oz/yr? Use our relative market strength to consolidate opportunities both in Alaska and elsewhere (US and Canada) Why does Contango have relative market strength? High Grade Near-term production-based cash flow Solid operator in Kinross Strong management team US listing and marketed story Take Advantage of the Lassonde Curve by focusing on acquiring assets which meet three criteria: 1) Near infrastructure (Road, Rail, Water) 2) High grade – sufficient to transport to an existing mill 3) Simple orebody for permitting a mining operation Fort Knox Mill…but there are others in the neighborhood Corporate Strategy USE CASHFLOW FROM MANH CHOH TO GROW Lucky Shot…...potential incremental growth in Contango gold production and cash flows…fully permitted for mining….exploration at Lucky Shot…define 400,000 to 500,000 mineable resource. Objective: Grow annual gold production to +100,000 Oz/yr over next 2 to 3 years Continue to explore the Willow district…Pogo-style?

20 Corporate Strategy How to Grow Contango: The Lassonde Curve - The Challenge…..and the Opportunity 1990’s NOW The Challenge Things take longer: Regulators and investors want projects much further de-risked compared to 30 years ago; Feasibility Studies, Permitting, Financing and Construction all take longer Period between Resource Definition and Production has gone from 2 to 3 years in the 1990s to 5 to 15+ years today  “Valley of Death”……Contango prefers to refer to this as the Orphan Period – the “boring” time of the Lassonde Curve The Opportunity Apply our “Nose for Ore” and our cash flow to acquire and advance quality projects that can be advanced quickly to production by taking advantage of existing mills, tailings facilities and other mine infrastructure like we did with Manh Choh  Hybrid Royalty Model 3-5 YRS DISCOVERY: Market bets on uncertainty FINANCING & CONSTRUCTION: Project studies limit risk TIME PRODUCTION: Valued for ~5-10x cash flow ASSESSMENT & PERMITTING: No news, loses value RISK VALUE EXPLORATION RISK TECHNICAL RISK FUNDING RISK COMMODITY RISK Fluctuating prices 10-15 +YRS DISCOVERY: Market bets on uncertainty FINANCING & CONSTRUCTION: Project studies limit risk TIME PRODUCTION: Valued for ~5-10x cash flow ASSESSMENT & PERMITTING: No news, loses value RISK VALUE EXPLORATION RISK TECHNICAL RISK FUNDING RISK COMMODITY RISK Fluctuating prIces Contango

21 Corporate Strategy – Executing Hybrid Royalty Model Contango creates value by bridging the gap post discovery after the “discovery excitement” subsides and value is heavily discounted; Contango does the work to prove we have a viable mine by derisking path to production.  Portfolio effect – diversification in commodities and jurisdictions spreads risk How? Highly selective criteria for projects: Close to Infrastructure:  Rail; Road; Water Grade sufficient to transport ROM ore to existing/permitted processing facilities Orebody must be simple from a permitting perspective Where? Near existing infrastructure Tier 1 Jurisdictions North America Focus Europe South America Results? Reduced environmental footprint Reduces Risk: Permitting Capital Outlay Construction Generates significant Free Cash Flow/share What? Gold, Silver, Copper Grade is King Cash flow is Queen If existing mill is processing 5 g/t and we bring 10 g/t there is a business deal to be made! Each accretive transaction adds value to Contango by adding ounces and cashflow through de-risked orphaned projects Projects that fit our DSO* approach *Direct Shipping Ore

Johnson Tract: Contango’s Next DSO Opportunity 22 Benchmark barge cost ~$25/t Benchmark UG mining cost ~$78/t Benchmark processing cost ~$35/t NSR value of Ind. Resource ~$400/t* Johnson Tract’s seaside location and deposit characteristics to provide a unique opportunity for the next leg of DSO by barge to an existing mill facility: Marine transport is the lowest cost form of bulk transport Multiple coastal mines and development projects within barging distance of Johnson Tract Robust grades + thickness – ~1.1 Moz @ 9.4 g/t AuEq @ 40m true width Ideal for low-cost underground mining – subvertical, bulk-mining widths, ramp access, bottom-up/gravity assist Private land owned by Alaska Native Corporation – facilitates permitting * USD costs; Benchmark values from peer group comparison and SRK study; NSR value utilizes the same metal prices, metallurgical recoveries, and payabilities as per Johnson Tract resource estimate (HighGold Mining NI43-101 report dated August 25, 2022).

23 Progressive Partnership Johnson Tract Leased from CIRI Alaska Native Corp Johnson Tract CIRI Red Dog Donlin Alaska Native Claims Settlement Act (1971) Model system for Native Land Claims & Resource Development, providing certainty and fairness Alaska Native Corporations hold title to lands with high natural resource potential; wealth from development of natural resources flows directly to native shareholders Map of Alaska Regional Native Corporations. The Red Dog mine, located on NANA Native Corporation land and operated by TECK , is one of the largest, highest grade Zinc mines in the World and is a model of success. CIRI’s Mission is to promote the economic and social well-being and Alaska Native heritage of its shareholders, now and into the future, through prudent stewardship of the company’s resources, while furthering self-sufficiency among CIRI shareholders and their families. Mining Lease with Cook Inlet Region, Inc Agreement between CIRI and HighGold/Contango to explore and develop Johnson Tract CIRI retains royalties on production and future project participation rights

24 Property Geology

25 Property Geology Bruin Bay Fault to Sediment Ridge – Looking North Based on mapping by John Proffett Bruin Bay Fault Lower Andesite Dacite Tuffs Andesite Dacite (QFP) JT Deposit Kona Milkbone Ellis/Difficult Creek 5 KM

26 Johnson Tract – Deposit Geology Cross Section C-C’ Looking NE Sub-marine High-Sulfidation Epithermal/Porphyry systems with some VMS characteristics – telescoped system Pueblo Viejo and Romero deposits in Dominican Republic are good analogues

27 Johnson Tract – Deposit Geology

28 Johnson Tract – Deposit Geology

108.6 m of 10.4 g/t Au, 7.6% Zn, 0.7% Cu, 2.0% Pb and 8 g/t Ag   71.4 m of 20.9 g/t Au, 9.8% Zn, 0.9% Cu, 1.6% Pb, and 9 g/t Ag 99.7 m of 10.1 g/t Au, 6.7 g/t Ag, 0.9% Cu, 1.3% Pb, and 6.3% Zn 137.7 m of 11.3 g/t Au, 2.4% Zn, 0.5% Cu, 0.5% Pb, and 4 g/t Ag  112.2 m of 10.3 g/t Au, 6.35 g/t Ag, 0.7% Cu, 1.5% Pb, and 5.0% Zn   59.0 m of 14.2 g/t Au, 9.3 g/t Ag, 1.0% Cu, 2.2% Pb, and 4.4% Zn  107.8 m of 12.4 g/t Au, 7.1% Zn, 0.9% Cu, 1.6% Pb, and 9 g/t Ag   75.1 m of 10.0 g/t Au, 9.4% Zn, 0.6% Cu, 1.1% Pb, and 6 g/t Ag  74.1 m of 17.9 g/t Au, 7.3% Zn, 0.5% Cu, 1.3% Pb, and 7 g/t Ag   56.6 m of 19.3 g/t Au, 2.4% Zn, 0.5% Cu, 0.4% Pb, and 3.9 g/t Ag   120.5 m of 18.8 g/t Au, 3.9% Zn, 0.6% Cu, 0.9% Pb, and 6 g/t Ag   Select JT Deposit Drill Results Thick (40m true width & high-grade) True width 10x thicker than high-grade peers Amenable to low-cost underground mining

30 Johnson Tract Camp and Core 267 Core Holes - +80,000 Meters Drilled

31 Manh Choh Mine: On Schedule, On Budget…and Safe! Proposed Portal Site Camp Existing Airstrip Private surface rights (CIRI ownership) Wide flat valley with minimal wetland – well suited for surface infrastructure JT Deposit Proposed Portal Access Road

Johnson Tract: Attractive Attributes for Underground Mining 32 Looking Southeast Potential for short lateral UG ramp to base of the JT Deposit Gravity assist, bottom-up mining Highest grade accessed first JT Deposit View in previous slide

33 JT Deposit Proposed UG Exploration Ramp Purpose and Objective: Infill drilling from underground to support resource upgrade and advance economic studies for a DSO mine Access to drill test deep exploration targets and >1.5 km of high potential mineral trend Plan to Initiate Permitting H2 2024

34 Johnson Tract Camp and Core

Johnson Tract – 2024 Proposed Drill Program  JT Deposit JT Camp JT Deposit Resource Outline Planned Drill Holes Cross-section Line 3,000m in 10 holes - oriented drill core. Short holes (~150m) targeting the upper 1/3 or resource for infill Resource upgrade. 2 deeper holes (~400m) through the ore body to support advanced ore and water Characterization – ARD, Humidity Cell testing. ~4 – 5 holes from program will undergo hydrology testing (pump test and piezometer installation). Test will go to water quality of Ore body and overall hydrology model. 2024 DRILL PLAN Cross-section looking NE Cross-section looking NE Cross-section Portal Site

36 JT Deposit Geology Dacite Quartz Porphyry Qz-eye Dacite Andesite Cross Section Hosted mainly by dacite tuffs Polymetallic multiphase quartz-sulfide (± chlorite ± anhydrite ± Fe-Carb ± jasper) veins Footwall Cu-Ag zone Follow up Drilling Planned for 2024 Mineralization consists of silicified vein and breccia body Cross-section looking NE

37 JT Deposit – Copper-Silver Rich Footwall Zone

38 Ellis Zone discovery 4km NE of JT Deposit 578 g/t Au and 2,023 g/t Ag over 6.4 m New Geophysical Targets 2023 geophysical survey defines 12km (7.5 mi) mineral trend Geophysics, geochemistry and geology define Distinct +10km long epithermal/VMS trend Two potential intrusive related Cu-Au targets (porphyry) Large, shallowly buried, untested alteration systems detected at DC, between DC and JT, and South of JT Multiple new drill targets 2023 Airborne MobileMT Survey (3D inversion)

39 Corporate Strategy – 5 Yr Execution Plan Johnson Tract Currently 1.1 Moz @ 9.4 g/t AuEq 5 yrs to target permitting and mine plan for 100,000 annual production PFS/FS with mine construction decision by 2029 Contango’s 5 Year Plan to create a 200,000 Eq.oz/year Alaska producer using DSO Model for high quality projects MANH CHOH Production Starts Q3 2024 On-going Exploration Est. 67,500 oz annually:  ~$60M+ (at $2100 blended gold price) 4.5 yr mine life  ~$270M+ LOM Free Cash Flow LUCKY SHOT Resource 110,000 oz at 14.5 g/t Fully Permitted for mining 2-3 yrs to develop 300,000-400,000 oz Start with 30,000 – 40,000 oz production CTGO Valuation 2-3 YRS 2-3 YRS

THANK YOU 40 Corporate Inquires: info@contangoore.com +1-907-888-4273 www.contangoore.com Twitter: @orecontango LinkedIn: Contango ORE Instagram: ContangoORE Facebook: Contango ORE QUESTIONS?

This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources, free cash flow and EBITDA, which are financial measures not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources and EBITDA to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources and EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information that the Company does not have access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA. NON-GAAP RECONCILIATION DISCLAIMER 41

This corporate presentation contains forward-looking statements and certain “forward-looking information” (within the meaning of Canadian securities legislation) regarding Contango, HighGold, the Transaction, the terms of the Transaction, the expected benefits of the Transaction, the completion of the Transaction, the timing of the Transaction, the development timeline of the Man Choh Project, expectations with respect to the development of the Johnson Tract Project post-Transaction, Contango’s growth plans post-Transaction and the continued cooperation of Contango with CIRI, that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango and HighGold’s current expectations or assumptions as to the outcome and timing of such future events and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “believes”, “targets”, “approximately”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved).  Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements.  These risks include, but are not limited to: risks related to the ability of the parties to close the Transaction; risks inherent to the exploration and mining industry (for example, operational risks in exploring for and, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV and the Johnson Tract Project; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV;  inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur  or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s exploration program or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission.  Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change. FORWARD DISCLOSURE SPECIFIC TO HIGHGOLD TRANSACTION 42